TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-02729
SERIES NO.:                 2

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Institutional Class               $   103,892
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Private Investment Class          $     1,424
                              Personal Investment Class         $       254
                              Cash Management Class             $     1,754
                              Reserve Class                     $       325
                              Resource Class                    $     1,660
                              Corporate Class                   $     3,617

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class               $    0.0051
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Private Investment Class          $    0.0026
                              Personal Investment Class         $    0.0020
                              Cash Management Class             $    0.0043
                              Reserve Class                     $    0.0020
                              Resource Class                    $    0.0036
                              Corporate Class                   $    0.0048

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                22,803,136
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Private Investment Class              574,789
                              Personal Investment Class             140,230
                              Cash Management Class                 479,382
                              Reserve Class                         250,719
                              Resource Class                        476,800
                              Corporate Class                       607,805

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class               $      1.00
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Private Investment Class          $      1.00
                              Personal Investment Class         $      1.00
                              Cash Management Class             $      1.00
                              Reserve Class                     $      1.00
                              Resource Class                    $      1.00
                              Corporate Class                   $      1.00

TREASURY OBLIGATIONS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-02729
SERIES NO.:                 7

72DD.                       1  Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Institutional Class               $    5,499
                            2  Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Private Investment Class          $        7
                               Personal Investment Class         $        1
                               Cash Management Class             $        7
                               Reserve Class                     $      111
                               Resource Class                    $        1
                               Corporate Class                   $       --

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class               $   0.0044
                            2  Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Private Investment Class          $   0.0026
                               Personal Investment Class         $   0.0021
                               Cash Management Class             $   0.0038
                               Reserve Class                     $   0.0021
                               Resource Class                    $   0.0032
                               Corporate Class                   $   0.0041

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                1,306,397
                            2  Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Private Investment Class               3,224
                               Personal Investment Class                 48
                               Cash Management Class                  1,618
                               Reserve Class                         35,625
                               Resource Class                            94
                               Corporate Class                           10

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class               $     1.00
                            2  Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Private Investment Class          $     1.00
                               Personal Investment Class         $     1.00
                               Cash Management Class             $     1.00
                               Reserve Class                     $     1.00
                               Resource Class                    $     1.00
                               Corporate Class                   $     1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-02729
SERIES NO.:                 8

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Institutional Class               $   133,552
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Private Investment Class          $     1,461
                              Personal Investment Class         $        41
                              Cash Management Class             $       705
                              Reserve Class                     $       662
                              Resource Class                    $     1,331
                              Corporate Class                   $     1,255

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class               $    0.0056
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Private Investment Class          $    0.0030
                              Personal Investment Class         $    0.0023
                              Cash Management Class             $    0.0048
                              Reserve Class                     $    0.0023
                              Resource Class                    $    0.0040
                              Corporate Class                   $    0.0053

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                27,691,615
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Private Investment Class              510,492
                              Personal Investment Class              21,129
                              Cash Management Class                 169,028
                              Reserve Class                         170,956
                              Resource Class                        342,146
                              Corporate Class                       324,438

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class               $      1.00
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Private Investment Class          $      1.00
                              Personal Investment Class         $      1.00
                              Cash Management Class             $      1.00
                              Reserve Class                     $      1.00
                              Resource Class                    $      1.00
                              Corporate Class                   $      1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-02729
SERIES NO.:                16

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Institutional Class                  $  4,489
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Private Investment Class             $     84
                              Personal Investment Class            $      2
                              Cash Management Class                $    139
                              Reserve Class                        $      7
                              Resource Class                       $      8
                              Corporate Class                      $    142

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                  $ 0.0080
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Private Investment Class             $ 0.0050
                              Personal Investment Class            $ 0.0031
                              Cash Management Class                $ 0.0072
                              Reserve Class                        $ 0.0024
                              Resource Class                       $ 0.0060
                              Corporate Class                      $ 0.0077

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                   296,102
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Private Investment Class                6,981
                              Personal Investment Class                  11
                              Cash Management Class                   7,736
                              Reserve Class                             944
                              Resource Class                          1,327
                              Corporate Class                         9,481

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                  $ 1.0002
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Private Investment Class             $ 1.0002
                              Personal Investment Class            $ 1.0002
                              Cash Management Class                $ 1.0002
                              Reserve Class                        $ 1.0002
                              Resource Class                       $ 1.0002
                              Corporate Class                      $ 1.0002

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-02729
SERIES NO.:                17

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Institutional Class                  $  3,119
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Private Investment Class             $     18
                              Personal Investment Class            $     26
                              Cash Management Class                $     60
                              Reserve Class                        $      6
                              Resource Class                       $      7
                              Corporate Class                      $     --

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                  $ 0.0069
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Private Investment Class             $ 0.0043
                              Personal Investment Class            $ 0.0032
                              Cash Management Class                $ 0.0061
                              Reserve Class                        $ 0.0032
                              Resource Class                       $ 0.0054
                              Corporate Class                      $ 0.0066

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                   423,925
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Private Investment Class                1,845
                              Personal Investment Class                 611
                              Cash Management Class                   1,148
                              Reserve Class                             501
                              Resource Class                            183
                              Corporate Class                            20

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                  $ 1.0000
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Private Investment Class             $ 1.0000
                              Personal Investment Class            $ 1.0000
                              Cash Management Class                $ 1.0000
                              Reserve Class                        $ 1.0000
                              Resource Class                       $ 1.0000
                              Corporate Class                      $ 1.0000

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-02729
SERIES NO.:                18

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Institutional Class                  $    639
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Private Investment Class             $     82
                              Personal Investment Class            $      7
                              Cash Management Class                $    165
                              Reserve Class                        $     71
                              Resource Class                       $     14
                              Corporate Class                      $     --

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Institutional Class                  $ 0.0056
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Private Investment Class             $ 0.0036
                              Personal Investment Class            $ 0.0033
                              Cash Management Class                $ 0.0048
                              Reserve Class                        $ 0.0033
                              Resource Class                       $ 0.0042
                              Corporate Class                      $ 0.0054

74U.                        1 Number of shares outstanding (000's Omitted)
                              Institutional Class                   110,799
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Private Investment Class               27,348
                              Personal Investment Class               2,006
                              Cash Management Class                  27,612
                              Reserve Class                          13,656
                              Resource Class                          5,998
                              Corporate Class                            --

74V.                        1 Net asset value per share (to nearest cent)
                              Institutional Class                  $   1.00
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Private Investment Class             $   1.00
                              Personal Investment Class            $   1.00
                              Cash Management Class                $   1.00
                              Reserve Class                        $   1.00
                              Resource Class                       $   1.00
                              Corporate Class                      $   1.00